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                                                                   Exhibit 10.23

                                     FORM OF

                       GUARANTY OF PAYMENT OF OBLIGATIONS

      1. Recitals.

      HAWK CORPORATION, a Delaware corporation (together with its successors and assigns, "Borrower"), the financial institutions listed on Annex I to the Credit Agreement, as hereinafter defined (together with their respective successors and assigns, collectively, "Lenders" and, individually, "Lender"), and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders ("Administrative
Agent"), are parties to the Credit Agreement. [                          ],
[a                         corporation]("Guarantor"), desires that the Lenders
continue to grant the financial accommodations to Borrower and each Eligible Subsidiary as described in the Credit Agreement.

      Guarantor, a subsidiary of Borrower whose financing is provided by the Loans, as hereinafter defined, and Letters of Credit, as hereinafter defined, deems it to be in the direct pecuniary and business interests of Guarantor that Borrower continue to obtain from the Lenders the Commitment, as defined in the Credit Agreement, and the Loans and Letters of Credit provided for in the Credit Agreement, and that Borrower and each Eligible Subsidiary continue to obtain Alternative Currency Advances, as defined in the Credit Agreement.

      Guarantor understands that the Lenders are willing to continue to grant such financial accommodations under the Credit Agreement only upon certain terms and conditions, one of which is that Guarantor guarantee the payment of the Obligations, as hereinafter defined, and this Guaranty of Payment of Obligations (as the same may from time to time be amended, restated or otherwise modified, this "Agreement") is being executed and delivered in consideration of each financial accommodation granted to Borrower and each Eligible Subsidiary and for other valuable considerations.

      2. Definitions. Except as specifically defined herein, capitalized terms used herein that are defined in the Credit Agreement shall have their respective meanings ascribed to them in the Credit Agreement. As used herein, the following terms shall have the following meanings:

      2.1. "Collateral" shall mean, collectively, all property, if any, securing the Obligations or any part thereof at the time in question.

      2.2. "Credit Agreement" shall mean the Credit Agreement, dated as of May
1, 1998, among Borrower, the Lenders and Administrative Agent, as amended and as the same may from time to time be further amended, restated or otherwise modified.
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      2.3. "Letter of Credit" shall mean any Letter of Credit, as defined in the
Credit Agreement, issued pursuant to the Credit Agreement.

      2.4. "Loan" shall mean any Loan, as defined in the Credit Agreement, granted pursuant to the Credit Agreement.

      2.5. "Obligations" shall mean, collectively, (a) all Loans and Letters of Credit; (b) all other indebtedness now owing or hereafter incurred by Borrower or any Eligible Subsidiary to Administrative Agent and the Lenders pursuant to the Credit Agreement and the Notes executed in connection therewith; (c) each renewal, extension, consolidation or refinancing of any of the foregoing, in whole or in part; (d) all interest from time to time accruing on any of the foregoing, and all fees and other amounts payable to Administrative Agent or any of the Lenders pursuant to the Credit Agreement or any other Credit Document; and (e) all Related Expenses.

      2.6. "Obligor" shall mean any Person that, or any of whose property, is or shall be obligated on the Obligations or any part thereof in any manner and includes, without limiting the generality of the foregoing, Borrower or Guarantor, and any other co-maker, endorser, guarantor of payment, subordinating creditor, assignor, grantor of a security interest, pledgor, mortgagor or any hypothecator of property, if any.

      2.7. "Person" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, institution, trust, estate, government or other agency or political subdivision thereof or any other entity.

      2.8. "Related Expenses" shall mean any and all reasonable costs, liabilities and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorneys' fees, legal expenses, judgments, suites and disbursements) (a) incurred by Administrative Agent, or imposed upon or asserted against Administrative Agent or any Lender, in any attempt by Administrative Agent and the Lenders to (i) obtain, preserve, perfect or enforce any security interest evidenced by this Agreement, the Credit Agreement, any Credit Document, or any other agreement, document or instrument executed in connection with any of the foregoing; (ii) obtain payment, performance or observance of any and all of the Obligations; or (iii) maintain, insure, audit, collect, preserve, repossess or dispose of any of the Collateral or any other collateral securing the Obligations, including, without limitation, costs and expenses for appraisals, assessments and audits of Borrower of any such collateral; or (b) incidental or related to (a) above, including without limitation, interest thereupon from the date incurred, imposed or asserted until paid.

      3. Guaranty of Obligations. Guarantor hereby absolutely and unconditionally guarantees the prompt payment in full of all of the Obligations as and when the respective parts thereof become due and payable. If the Obligations, or any part thereof, shall not be paid in full when due and payable, Administrative Agent, on behalf of the Lenders, in each case, shall have the right to proceed directly against Guarantor under this Agreement to collect the payment in full of the Obligations, regardless of whether or not Administrative Agent, on behalf of the Lenders, shall have theretofore proceeded or shall then be proceeding against Borrower or any other Obligor or Collateral, if any, or any of the foregoing, it being understood that


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Administrative Agent and the Required Lenders, in their sole discretion, may proceed against any Obligor and any Collateral, and may exercise each right, power or privilege that Administrative Agent or the Lenders may then have, either simultaneously or separately, and, in any event, at such time or times and as often and in such order as Administrative Agent and the Required Lenders, in their sole discretion, may from time to time deem expedient to collect the payment in full of the Obligations.

      4. Payments Conditional. Whenever Administrative Agent or any Lender shall credit any payment to the Obligations, or any part thereof, whatever the source or form of payment, the credit shall be conditional as to Guarantor unless and until the payment shall be final and valid as to all the world. Without limiting the generality of the foregoing, Guarantor agrees that if any check or other instrument so applied shall be dishonored by the drawer or any party thereto, or if any proceeds of Collateral or payment so applied shall thereafter be recovered by any trustee in bankruptcy or any other Person, each Lender, in each case, may reverse any entry relating thereto on its books and Guarantor shall remain liable therefor, even if such Lender may no longer have in its possession any evidence of the Obligations to which the payment in question was applied.

      5. Guarantor's Obligations Absolute and Unconditional. Regardless of the duration of time, regardless of whether Borrower or any Eligible Subsidiary may from time to time cease to be indebted to the Lenders and irrespective of any act, omission or course of dealing whatever on the part of Administrative Agent or any Lender, Guarantor's liabilities and other obligations under this Agreement shall remain in full effect until the payment in full of the Obligations and termination of the Credit Agreement. Without limiting the generality of the foregoing:

      5.1. Lenders Have No Duty To Make Advances. No Lender shall at any time be under any duty to Guarantor to grant any financial accommodation to Borrower or any Eligible Subsidiary, irrespective of any duty or commitment of any of the Lenders to Borrower or such Eligible Subsidiary, or to follow or direct the application of the proceeds of any such financial accommodation;

      5.2. Guarantor's Waiver of Notice, Presentment, etc. Guarantor waives (a) notice of the granting of any Loan to Borrower, the issuance of any Letter of Credit or any Eligible Subsidiary or the incurring of any other indebtedness by Borrower or any Eligible Subsidiary or the terms and conditions thereof, (b) presentment, demand for payment and notice of dishonor of the Obligations or any part thereof, or any other indebtedness incurred by Borrower or any Eligible Subsidiary to any of the Lenders, (c) notice of any indulgence granted to any Obligor, and (d) any other notice to which Guarantor might, but for this waiver, be entitled;

      5.3. Lenders' Rights Not Prejudiced by Action or Omission. Administrative Agent and the Lenders, in their sole discretion, may, without any prejudice to their rights under this Agreement, at any time or times, without notice to or the consent of Guarantor, (a) grant Borrower or any Eligible Subsidiary whatever financial accommodations that Administrative Agent and the Lenders may from time to time deem advisable, even if Borrower or such Eligible Subsidiary might be in default in any respect and even if those financial accommodations might not constitute indebtedness the payment of which is guaranteed hereunder, (b) assent to any


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renewal, extension, consolidation or refinancing of the Obligations, or any part thereof, (c) forbear from demanding security, if Administrative Agent and the Lenders shall have the right to do so, (d) release any Obligor or Collateral or assent to any exchange of Collateral, if any, irrespective of the consideration, if any, received therefor, (e) grant any waiver or consent or forbear from exercising any right, power or privilege that Administrative Agent and the Lenders may have or acquire, (f) assent to any amendment, deletion, addition, supplement or other modification in, to or of any writing evidencing or securing any Obligations or pursuant to which any Obligations are created, (g) grant any other indulgence to any Obligor, (h) accept any Collateral for, or any other Obligor upon, the Obligations or any part thereof, and (i) fail, neglect or omit in any way to realize upon any Collateral or to protect the Obligations or any part thereof or any Collateral therefor;

      5.4. Liabilities Survive Guarantor's Dissolution. Guarantor's liabilities and other obligations under this Agreement shall survive any dissolution of Guarantor; and

      5.5. Liabilities Absolute and Unconditional. Guarantor's liabilities and other obligations under this Agreement shall be absolute and unconditional irrespective of any lack of validity or enforceability of the Credit Agreement, the Notes, any Credit Document or any other agreement, instrument or document evidencing the Loans or Letters of Credit or related thereto, or any other defense available to Guarantor in respect of this Agreement.

      6. Representations and Warranties. Guarantor represents and warrants to Administrative Agent and each of the Lenders that (a) Guarantor is a duly organized and validly existing corporation, in good standing under the laws of the state of its incorporation (as referenced in the first paragraph of this Agreement), and is qualified to do business in each state where a failure to so qualify would have a material adverse effect on Guarantor; (b) Guarantor has legal power and right to execute and deliver this Agreement and to perform and observe the provisions hereof; (c) the officers executing and delivering this Agreement on behalf of Guarantor have been duly authorized to do so, and this Agreement, when executed, is legal and binding upon Guarantor in every respect;
(d) except for matters described or referenced in the Credit Agreement or any schedule thereto, no litigation or proceeding is pending or threatened against Guarantor before any court or any administrative agency that, in Guarantor's opinion, after consultation with Guarantor's counsel, is reasonably expected to have a material adverse effect on Guarantor; (e) Guarantor has received consideration that is the reasonable equivalent value of the obligations and liabilities that Guarantor has incurred to Administrative Agent, for the benefit of the Lenders; (f) Guarantor is not insolvent, as defined in any applicable state or federal statute, nor will Guarantor be rendered insolvent by the execution and delivery of this Agreement to Administrative Agent and the Lenders; (g) Guarantor is not engaged or about to engage in any business or transaction for which the assets retained by Guarantor are or will be an unreasonably small amount of capital, taking into consideration the obligations to the Lenders incurred hereunder; and (h) Guarantor does not intend to, nor does Guarantor believe that Guarantor will, incur debts beyond Guarantor's ability to pay such debts as they mature.

      7. Disability of Obligor. Without limiting the generality of any of the other provisions hereof, Guarantor specifically agrees that upon the dissolution of any Obligor and/or the filing or other commencement of any bankruptcy or insolvency proceedings by, for or against


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any Obligor, including without limitation, any assignment for the benefit of creditors or other proceedings intended to liquidate or rehabilitate any Obligor, Administrative Agent and the Required Lenders, in their sole discretion, may declare the unpaid principal balance of and accrued interest on the Obligations to be forthwith due and payable in full without notice. Upon the occurrence of any of the events enumerated in the immediately preceding sentence, Guarantor shall, upon the demand of Administrative Agent, on behalf of the Lenders, whenever made, pay to Administrative Agent, for the benefit of the Lenders, an amount equal to the then unpaid principal balance of and accrued interest on the Obligations.

      8. Waiver of Guarantor's Rights Against Borrower and Collateral. To the extent permitted by law, Guarantor waives any claim or other right that Guarantor might now have or hereafter acquire against Borrower, any Eligible Subsidiary or any other Obligor that arises from the existence or performance of Guarantor's liabilities or other obligations under this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of Administrative Agent or any Lender against Borrower, any Eligible Subsidiary or any Collateral that Administrative Agent or any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

      9. Maximum Liability of Guarantor. Anything in this Agreement to the contrary notwithstanding, in no event shall the amount of Guarantor's liability hereunder exceed the maximum amount that (after giving effect to the incurring of the obligations hereunder and to any rights to contribution of Guarantor from other affiliates of Borrower) would not render the rights to payment of Administrative Agent and the Lenders hereunder void, voidable or avoidable under any applicable fraudulent transfer law.

      10. Notice. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to Guarantor, at the address specified on the signature page of this Agreement, if to any Lender, at its address specified for such Lender on Annex I to the Credit Agreement, and if to Administrative Agent, at the Notice Office, as defined in the Credit Agreement; or at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

      11. Miscellaneous. This Agreement shall bind Guarantor and Guarantor's successors and assigns and shall inure to the benefit of Administrative Agent and each Lender and their respective successors and assigns, including (without limitation) each holder of any Note evidencing any Obligation. If, at any time, one or more provisions of this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement constitutes a final written expression of all of the terms of this Agreement, is a complete and exclusive statement of those terms and supersedes all oral representations, negotiations and prior writings, if any, with respect to the subject matter hereof. The relationship between (a) Guarantor and (b) Administrative Agent and the Lenders with respect to this


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Agreement is and shall be solely that of debtor and creditors, respectively, and
Administrative Agent and the Lenders shall have no fiduciary obligation toward Guarantor with respect to this Agreement or the transactions contemplated hereby. The captions herein are for convenience of reference only and shall be ignored in interpreting the provisions of this Agreement.

      12. Governing Law; Submission to Jurisdiction. The provisions of this Agreement and the respective rights and duties of Guarantor, Administrative Agent and the Lenders hereunder shall be governed by and construed in accordance with Ohio law, without regard to principles of conflict of laws. Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any Ohio state or federal court sitting in Cleveland, Ohio, over any action or proceeding arising out of or relating to this Agreement, the Credit Agreement, any Credit Document or any other agreement, document or instrument executed in connection with any of the foregoing, and Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. Guarantor, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such Ohio state or federal court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Guarantor agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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      13. JURY TRIAL WAIVER. GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS, TO
THE EXTENT PERMITTED BY LAW, EACH WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG ADMINISTRATIVE AGENT, ANY OF THE LENDERS, BORROWER AND/OR GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP
ESTABLISHED BETWEEN EACH OF THEM AND GUARANTOR IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO.

Executed as of the        day of August, 2001, at            , Ohio.

Address:
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        --------------------------------  By:

        --------------------------------  --------------------------------
                                          Name:

                                          --------------------------------
                                          Title:

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